UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 13, 2015

American Apparel, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, CA	90021-1106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 488-0226

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

On January 16, 2015, American Apparel, Inc. (the “Company”) entered into a First Amendment to Rights Agreement (the “First Amendment”) with Continental Stock Transfer & Trust Company (the “Rights Agent”), which amended and restated the Rights Agreement, dated as of December 21, 2014, by and between the Company and the Rights Agent, in the form of the First Amended and Restated Rights Agreement (the “Amended and Restated Rights Agreement”).  The purpose of the First Amendment was to clarify the circumstances in which Standard General and its affiliates would become an “Acquiring Person” under the terms of the Amended and Restated Rights Agreement.

The foregoing description of the First Amendment is qualified in its entirety by reference to the First Amendment, a copy of which is attached hereto as Exhibit 4.1, and the Amended and Restated Rights Agreement, included as Exhibit A to the First Amendment, which are incorporated herein by reference.

Item 3.03.             Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On January 13, 2015, the Board of Directors (the “Board”) of the Company appointed Lyndon Lea as a Class B director to an existing vacancy on the Board.  Mr. Lea is a designee of Lion/Hollywood L.L.C. (“Lion”) under the Investment Agreement, dated as of March 13, 2009, as amended, between the Company and Lion (as amended, the “Investment Agreement”).

Mr. Lea is a founding partner of Lion Capital LLP, an affiliate of Lion.  In addition to being a party to the Investment Agreement, Lion is a party to certain other agreements with the Company as disclosed under “Certain Relationships and Related Transactions” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 28, 2014 and the Company’s Schedule 14F-1 filed with the Securities and Exchange Commission on July 23, 2014.

Item 9.01              Financial Statements and Exhibits.

(d)                                         Exhibits:

Exhibit Number	Description

4.1	First Amendment to Rights Agreement, dated as of January 16, 2015, by and between American Apparel, Inc. and Continental Stock Transfer & Trust Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Dated: January 16, 2015	By:	/s/ Chelsea A. Grayson
		Name:	Chelsea A. Grayson
		Title:	General Counsel, Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	First Amendment to Rights Agreement, dated as of January 16, 2015, by and between American Apparel, Inc. and Continental Stock Transfer & Trust Company.